Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO THE PURCHASE AGREEMENT

AMENDMENT No. 3 (this “Amendment”), dated as of July 27, 2009, to the Purchase Agreement, dated as of May 3, 2009 (as amended, the “Purchase Agreement”), among Milacron Inc., a Delaware corporation, Milacron Plastics Technologies Group Inc., a Delaware corporation, D-M-E Company, a Delaware corporation, Cimcool Industrial Products Inc., a Delaware corporation, Milacron Marketing Company, an Ohio corporation, Milacron Canada Ltd., an Ontario corporation, Milacron Capital Holdings B.V., a Dutch corporation (collectively, the “Sellers” or the “Debtors”), and MI 363 Bid LLC, a Delaware limited liability company (the “Purchaser”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

WHEREAS, the Sellers and the Purchaser entered into the Purchase Agreement pursuant to which the Sellers agreed to sell, and the Purchaser agreed to purchase, the Purchased Assets, upon the terms and subject to the conditions set forth therein;

WHEREAS, the Sellers and the Purchaser agreed to amend the Purchase Agreement pursuant to Amendment No. 1 to the Purchase Agreement, dated June 5, 2009;

WHEREAS, the Sellers and the Purchaser agreed to amend the Purchase Agreement pursuant to Amendment No. 2 to the Purchase Agreement, dated June 25, 2009 (“Amendment No. 2”); and

WHEREAS, the parties hereto desire to further amend the Purchase Agreement as set forth in this Amendment in accordance with Section 11.08 thereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

Section 1.

Amendment to Section 1.01.

(a)

The definition of “Sponsors’ Additional Consideration Lien Release” is hereby amended by adding, immediately before the period appearing at the end of such definition, the following:

“, which release, for the avoidance of doubt, will provide that the Additional Consideration will be transferred directly to the Indenture Trustee for pro rata distribution to or for the benefit of holders of Senior Secured Notes who are not Sponsors without further order of the Court”.

(b)

The definition of “Permitted Encumbrances” is hereby amended by adding a comma after the word “Taxes” in the first line thereof and a comma after the word “assessments” in the second line thereof.

Section 2.

Amendment to Section 2.07.  Section 2.07 is hereby amended to delete the words “July 16, 2009” in the fifth line thereof and replace them with “August 7, 2009”.

Section 3.

Amendment to Section 7.01(a)(ii).  Section 7.01(a)(ii) is hereby amended to delete the words “five (5)” in the fifth line thereof and replace them with “ten (10)”.

Section 4.

Amendment to Section 6.02(a) of the Sellers’ Disclosure Schedule.

(a)

Section 6.02(a) of the Sellers’ Disclosure Schedule is hereby amended to add the following Assumed Employee Plans:  (i) Milacron Canada Inc. Pension Plan (Registration Number 325019); (ii) Ontario Limited Component Manufacturing Industries Retirement Savings Plan; and (iii) D-M-E of Canada Limited Employees’ Retirement Plan.

(b)

Paragraph 1 of Section 6.02(a) of the Sellers’ Disclosure Schedule is hereby amended to delete the parenthetical phrase “(solely with respect to Transferred Employees)” immediately preceding the semi-colon in the second line and replace it in its entirety with the parenthetical phrase “(solely with respect to Transferred Employees and individuals who are either participating in the Milacron Welfare Benefit Plan as of the Closing Date pursuant to Section 4980B of the Tax Code or who are eligible to elect such participation as of the Closing Date)".

(c)

Paragraph 3 of Section 6.02(a) of the Sellers’ Disclosure Schedule is hereby amended to delete the parenthetical phrase “(solely with respect to Transferred Employees)” and replace it in its entirety with the parenthetical phrase “(solely with respect to Transferred Employees and other individuals actively employed with the Sellers on or after the Petition Date)”.

Section 5.

Amendment to Section 6.02(c).  Section 6.02(c) is hereby amended by adding, immediately after the first sentence, the following:

“Each Transferred Employee shall also be given credit under the Purchaser’s vacation policy for any accrued but unused vacation days that such Transferred Employee has earned pursuant to the Sellers’ vacation policy on or after the Petition Date but before the Closing Date.”

Section 6.

Amendment to Section 5.23(e) of the Sellers’ Disclosure Schedule.  Section 5.23(e) of the Sellers’ Disclosure Schedule (as amended by Amendment No. 2) is hereby amended to add the following as a new subsection (d):

(d)

The Purchaser and the Sellers agree that the Parent Stock payable in accordance with subsection (a) above shall be payable to the Sellers by either (i) the Purchaser or (ii) the Parent, on behalf of the Purchaser.

Section 7.

Entire Agreement.  The Purchase Agreement (as amended by this Amendment) and the Ancillary Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among the Sellers and the Purchaser with respect to the subject matter hereof and thereof.

Section 8.

Severability.  If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and

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provisions of this Amendment shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by the Purchase Agreement (as amended by this Amendment) is not affected in any manner materially adverse to either party hereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify the Purchase Agreement (as amended by this Amendment) so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by the Purchase Agreement (as amended by this Amendment) are consummated as originally contemplated to the greatest extent possible.

Section 9.

Counterparts.  This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

Section 10.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the Laws of the State of New York and, to the extent applicable, the Bankruptcy Code and the CCAA.  The parties hereto agree that the Bankruptcy Courts shall be the exclusive forums for enforcement of this Amendment and (only for the limited purpose of such enforcement) submit to the jurisdiction thereof; provided, that if the U.S. Bankruptcy Court determines that it does not have subject matter jurisdiction over any action or proceeding arising out of or relating to this Amendment, then the Debtors and the Purchaser: (a) agree that all such actions or proceedings shall be heard and determined in a New York federal court sitting in The City of New York; (b) irrevocably submit to the jurisdiction of such court in any such action or proceeding; (c) consent that any such action or proceeding may be brought in such courts and waives any objection that such party may now or hereafter have to the venue or jurisdiction or that such action or proceeding was brought in an inconvenient court; and (d) agree that service of process in any such action or proceeding may be effected by providing a copy thereof by any of the methods of delivery permitted by the Purchase Agreement to such party at its address as provided in the Purchase Agreement (provided that nothing herein shall affect the right to effect service of process in any other manner permitted by Law).

Section 11.  Full Force and Effect.  Except as amended hereby, the Purchase Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Sellers and the Purchaser have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

Milacron Inc.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President & CEO

Milacron Plastics Technologies Group Inc.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President & CEO

D-M-E Company

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President & CEO

Cimcool Industrial Products Inc.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President & CEO

Milacron Marketing Company

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President & CEO

Milacron Canada Ltd.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President & CEO

Milacron Capital Holdings B.V.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President & CEO

MI 363 Bid LLC

By:   MI 363 Bid Corporation, its Sole Member

/s/ Michael D. Elkins

Name: Michael D. Elkins

Title: Director